REPORT OF INDEPENDENT
 REGISTERED PUBLIC
 ACCOUNTING FIRM


To the Board of Trustees and
Shareholders of Scout Funds

In planning and performing our
audits of the financial statements
of UMB Scout Funds the Trust
subsequently renamed Scout Funds
comprising the Scout Stock Fund,
Scout Mid Cap Fund, Scout Small Cap
Fund, Scout International Fund,
Scout International Discovery Fund,
Scout Bond Fund, Scout Money Market
Fund - Federal Portfolio, Scout
Money Market Fund - Prime
Portfolio, and Scout Tax-Free Money
Market Fund, as of and for the year
ended June 30, 2009, in accordance
with the standards of the Public
Company Accounting Oversight Board
United States, we considered the
Trusts internal control over
financial reporting, including
control over safeguarding
securities, as a basis for
designing our auditing procedures
for the purpose of expressing our
opinion on the financial statements
and to comply with the requirements
of Form N-SAR, but not for the
purpose of expressing an opinion on
the effectiveness of the Trusts
internal control over financial
reporting. Accordingly, we express
no such opinion.

The management of the Trust is
responsible for establishing and
maintaining effective internal
control over financial reporting.
In fulfilling this responsibility,
estimates and judgments by
management are required to assess
the expected benefits and related
costs of controls. A funds internal
control over financial reporting is
a process designed to provide
reasonable assurance regarding the
reliability of financial reporting
and the preparation of financial
statements for external purposes in
accordance with generally accepted
accounting principles. A funds
internal control over financial
reporting includes those policies
and procedures that 1 pertain to
the maintenance of records that, in
reasonable detail, accurately and
fairly reflect the transactions and
dispositions of the assets of the
fund 2 provide reasonable assurance
that transactions are recorded as
necessary to permit preparation of
financial statements in accordance
with generally accepted accounting
principles, and that receipts and
expenditures of the fund are being
made only in accordance with
authorizations of management and
directors of the fund and 3 provide
reasonable assurance regarding
prevention or timely detection of
unauthorized acquisition, use, or
disposition of a funds assets that
could have a material effect on the
financial statements.

Because of its inherent
limitations, internal control over
financial reporting may not prevent
or detect misstatements. Also,
projections of any evaluation of
effectiveness to future periods are
subject to the risk that controls
may become inadequate because of
changes in conditions, or that the
degree of compliance with the
policies or procedures may
deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or operation of a
control does not allow management
or employees, in the normal course
of performing their assigned
functions, to prevent or detect
misstatements on a timely basis. A
material weakness is a deficiency,
or a combination of deficiencies,
in internal control over financial
reporting, such that there is a
reasonable possibility that a
material misstatement of the funds
annual or interim financial
statements will not be prevented or
detected on a timely basis.

Our consideration of the Trusts
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not necessarily
disclose all deficiencies in
internal control that might be
material weaknesses under standards
established by the Public Company
Accounting Oversight Board United
States. However, we noted no
deficiencies in the Trusts internal
control over financial reporting
and its operation, including
controls for safeguarding
securities, that we consider to be
a material weakness, as defined
above, as of June 30, 2009.

This report is intended solely for
the information and use of
management and the Board of
Trustees of Scout Funds and the
Securities and Exchange Commission
and is not intended to be and
should not be used by anyone other
than these specified parties.


s Deloitte & Touche LLP

Milwaukee, Wisconsin
August 27, 2009